Exhibit 99.2

PREMIER FINANCIAL CORP. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS P.O. BOX 1342 BRENTWOOD, NY 11717 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date, unless you are voting shares held in Premier’s 401(k) Employee Savings Plan, in which case the deadline is 11:59 P.M. Eastern Time on December 6, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/PFC2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date, or 11:59 P.M. Eastern Time on December 6, 2024 if your shares are held in the 401(k) Employee Savings Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 before 11:59 P.M. Eastern Time the day before the cut-off date or meeting date, or 11:59 P.M. Eastern Time on December 6, 2024 if your shares are held in the 401(k) Employee Savings Plan. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V30383-P06118 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY PREMIER FINANCIAL CORP. The Board of Directors recommends you vote FOR the following proposal: . 1. A proposal to adopt the merger of Premier Financial with and into Wesbanco, Inc. (“Wesbanco”), with Wesbanco as the surviving entity (the “Merger”), pursrsuant to an Agreement and Plan of Merger, dated as of July 25, 2024 (as it may be amended, supplemented or modified from time to time, the “Merger Agreement”), by and among Wesbanco, Wesbanco Bank, Inc., a West Virginia corporation and a wholly owned subsidiary of Wesbanco, Premier Financial and Premier Bank, an Ohio corporation and a wholly owned subsidiary of Premier Financial, as more fully described in the attached joint proxy statement/prospectus. For Against Abstain The Board of Directors recommends you vote FOR the following Proposal: 2. A proposal to approve, in a non-binding advisory vote, the compensation payable to the named executive officers of Premier Financial in connection with the Merger. For Against Abstain The Board of Directors recommends you vote FOR the following Proposal: 3. A proposal to approve the adjournment of the Premier Financial special meeting, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Premier Financial special meeting to adopt the Merger pursuant to the Merger Agreement. For Against Abstain NOTE: The undersigned shareholder(s) authorize(s) the individuals designated in the proxy to vote, in their discretion, to the extent permitted by applicable law, upon such other matters as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partners hip, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Joint Proxy Statement/Prospectus are available at www.proxyvote.com. V30384-P06118 THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PREMIER FINANCIAL CORP. SPECIAL MEETING OF SHAREHOLDERS December 11, 2024, at 2:00 p.m., Eastern Time The undersigned hereby appoints Donald Hileman and Shannon Kuhl as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and vote, as designated on the reverse side, all the shares of Common Stock of the Premier Financial Corp. held of record by the undersigned on October 28, 2024, at the Special Meeting of Shareholders to be held virtually at www.virtualshareholdermeeting.com/PFC2024, on Wednesday, December 11, 2024 at 2:00 p.m., Eastern Time, and any adjournment thereof. If this proxy is properly executed, the votes entitled to be cast by the undersigned will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side